CERTIFICATION PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Donald H Baxter, Chief Executive Officer, and Ronald F Rohe, Chief Financial Officer, of Eagle Growth Shares, Inc. (the "Registrant"), each certify that:

   1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/S/ Donald H. Baxter                               /S/ Ronald F. Rohe
-----------------------                           -----------------------
Donald H. Baxter                                  Ronald F. Rohe
Chief Executive Officer                           Chief Financial Officer

Date: July 29, 2003                               Date: July 29, 2003